Summary Prospectus – March 1, 2021 Schroder Long Duration Investment-Grade Bond Fund Class/Ticker: Investor Shares (STWLX)

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated March 1, 2021, as they may be amended from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated October 31, 2020.

Investment Objective

The Fund seeks to achieve a total return that exceeds that of the Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Investor Shares
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Shares
Management Fees	0.25%
Other Expenses	0.42%
Shareholder Servicing Fees	0.15%
Other Operating Expenses	0.27%
Total Annual Fund Operating Expenses(1)	0.67%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.35)%
Net Annual Fund Operating Expenses	0.32%

(1)

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the maximum Shareholder Servicing Fees were not incurred during the prior fiscal year

(2)

In order to limit the Fund’s expenses, the Fund’s adviser, Schroder Investment Management North America Inc. (“Schroders” or the “Adviser”), has contractually agreed through February 28, 2022 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s Investor Shares, exceed 0.32% of Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2022, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 Year	3 Years	5 Years	10 Years
Investor Shares (whether or not shares are redeemed)	$33	$179	$339	$801

Schroder Long Duration Investment-Grade Bond Fund	Summary Prospectus

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund may use derivatives and exchange-traded funds (“ETFs”) with economic characteristics similar to U.S. dollar-denominated, investment-grade fixed income debt instruments for purposes of complying with this policy. “Fixed income debt instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including “to be announced” or “TBA” transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the Adviser or the Fund’s sub-adviser, Schroder Investment Management North America Ltd. (“SIMNA Ltd.” or the “Sub-Adviser”), to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may invest in ETFs (open-end investment companies whose shares may be bought and sold by investors in transactions on major stock exchanges). The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Adviser and the Sub-Adviser seek to maintain an average effective portfolio duration that is within +/- 1 year of the average effective duration of the Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index, on an adjusted basis. The Adviser and the Sub-Adviser generally adjust the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect the view that their prices are typically less sensitive to changes in interest rates than taxable securities. At times, the Fund’s investments in municipal securities may be substantial depending on the Adviser’s and the Sub-Adviser’s outlook on the market. Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The Adviser’s and the Sub-Adviser’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Adviser and the Sub-Adviser assess an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. In addition, the Adviser and the Sub-Adviser incorporate financially material environmental, social and governance (ESG) factors into their investment process. The Adviser and the Sub-Adviser evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability. When making decisions to purchase or sell a security, the Adviser and the Sub-Adviser also consider a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

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Active Investment Management Risk: The risk that, if the Adviser’s and the Sub-Adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Adviser’s and the Sub-Adviser’s investment strategy, the Adviser and the Sub-Adviser evaluate certain factors as part of their fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended;

●

Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may

Schroder Long Duration Investment-Grade Bond Fund	Summary Prospectus

experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund;

●	Debt Securities Risk: investing in debt securities may expose the Fund to “Credit Risk,” “Interest Rate Risk,” “Valuation Risk,” and “Inflation/Deflation Risk,” among other risks;

●

Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates;

●	Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security’s value;

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Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

●

Inflation/Deflation Risk: the value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

●

Foreign Securities Risk: investments in non-U.S. issuers may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, by currency exchange rates or regulations, or by foreign withholding taxes. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund;

●

Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

●

Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

●

U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so;

●

Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities tend to have greater exposure to liquidity risk;

●	Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance;

●

Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

●

Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

●

Large Shareholder Risk: certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser and the Sub-Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund;

●

Leverage Risk: the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet any required asset segregation requirements;

Schroder Long Duration Investment-Grade Bond Fund	Summary Prospectus

●

“To Be Announced” Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund; and

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Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk.

Please see “Principal Risks of Investing in the Funds” in the Fund’s full Prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index. All performance and other information for periods prior to June 24, 2013 is that of STW Long Duration Investment-Grade Bond Fund, a series of The Advisors’ Inner Circle Fund II, which merged into the Fund on June 24, 2013. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns – Investor Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest 3/31/2020	Lowest 6/30/2015
7.76%	-7.82%

Average Annual Total Returns for Periods Ended December 31, 2020
	1 Year	5 Years	Since Inception (10/3/11)
Investor Shares - Return Before Taxes	19.90%	9.77%	8.06%
Investor Shares - Return After Taxes on Distributions	15.97%	8.50%	6.67%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	14.73%	8.02%	6.72%
Bloomberg Barclays U.S. Long Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	16.12%	9.35%	6.57%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc.

Sub-Adviser – Schroder Investment Management North America Ltd.

Portfolio Managers –

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Lisa Hornby, CFA, Portfolio Manager, has managed the Fund since 2016.

Eric Lau, CFA, Portfolio Manager, has managed the Fund since 2020.

Schroder Long Duration Investment-Grade Bond Fund	Summary Prospectus

Purchase and Sale of Fund Shares

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with the Adviser or the Fund’s distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

The minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (“DST AMS”) at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 219360, Kansas City, MO 64121-9360) or by calling DST AMS.

Tax Information

The Fund’s distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SCH-SM-004-0500